                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                [Amendment No. ]


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)

/X/   Definitive Proxy Statement

/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                                 ORBIT/FR, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:
            ______________________________________________________________


      2)    Aggregate number of securities to which transaction applies:
            ______________________________________________________________


      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ______________________________________________________________


      4)    Proposed maximum aggregate value of transaction:
            ______________________________________________________________


      5)    Total fee paid.
            ______________________________________________________________


/  / Fee paid previously with preliminary materials.

/  / Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:____________________________________

      2)    Form Schedule or Registration Statement No.:_______________

      3)    Filing Party:______________________

      4)    Date Filed:________________________

                                 ORBIT/FR, INC.
                               506 Prudential Road
                           Horsham, Pennsylvania 19044





DEAR STOCKHOLDER:

         You are cordially invited to attend the annual meeting of stockholders ("Annual Meeting") of Orbit/FR, Inc. (the "Company") to be held on Tuesday, December 15, 1998 at 10:00 a.m., local time, at the Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

         The proposals for the Annual Meeting relate to (i) the election of four
(4) directors and (ii) the ratification of the Board of Directors' appointment of Ernst & Young LLP, independent auditors for the Company for the fiscal year ending December 31, 1998. Our Annual Report on Form 10-K for the fiscal year ended December 31, 1997 accompanies this Proxy Statement.

         We look forward to seeing you at the Annual Meeting. Whether or not you are planning to attend, we urge you to return the enclosed proxy at your earliest convenience.

                                                     Sincerely,


                                    /s/ Zeev Stein
                                    ---------------
                                    Zeev Stein
                                    Chairman of the Board of Directors


December 2, 1998

                                 ORBIT/FR, INC.

                               506 PRUDENTIAL ROAD
                           HORSHAM, PENNSYLVANIA 19044


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 15, 1998

To the Stockholders of
Orbit/FR, Inc.:

         The Annual Meeting of Stockholders (the "Annual Meeting") of Orbit/FR, Inc. (the "Company") will be held at the Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 on Tuesday, December 15, 1998 at 10:00 a.m., local time, for the following purposes:

         1.       To elect four (4) directors for the ensuing year;
         2. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1998; and
         3. To transact any other business as may properly be brought before the Annual Meeting.

         Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.

         The Board of Directors has fixed the close of business on November 15, 1998 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's Common Stock (the "Common Stock") at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

         Your attention is directed to the accompanying Proxy Statement for the text of the resolutions to be proposed at the Annual Meeting and further information regarding each proposal to be made. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1997 is enclosed herewith.

         All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, all holders of shares of the Company's Common Stock are urged to complete and sign the enclosed proxy, and return it promptly to the Company. At any time prior to their being voted, proxies are revocable by delivering written notice to the Company in accordance with the instructions set forth in the Proxy Statement or by voting at the Annual Meeting in person.

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES.

                                          By order of the Board of Directors



                                          /s/ Irene Honeycutt
                                          --------------------
                                          Irene Honeycutt
                                          Secretary
December  2, 1998
Horsham, Pennsylvania

                                 ORBIT/FR, INC.

                               506 PRUDENTIAL ROAD
                           HORSHAM, PENNSYLVANIA 19044


                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 15, 1998


                                 PROXY STATEMENT

         This Proxy Statement (the "Proxy Statement") has been prepared and is being distributed in connection with the solicitation by the Board of Directors of Orbit/FR, Inc. (the "Company") of proxies (each a "Proxy" and collectively, the "Proxies") in the enclosed form for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Tuesday, December 15, 1998, at 10:00 a.m., local time, at the Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 and any adjournment(s) or postponement(s) thereof.

                       VOTING AND REVOCABILITY OF PROXIES

         Stockholders of record as of the close of business on November 15, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, 6,072,973 shares of common stock, par value $.01 per share of the Company (the "Common Stock") were outstanding and entitled to one vote each. Execution of a Proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder submitting a Proxy has the right to revoke it at any time before it is exercised by another instrument or transmission revoking it or by filing a properly created proxy bearing a later date with the Secretary of the Company.

         Shares represented by properly executed Proxies for which no instructions are received will be voted for all the nominees identified below under "Proposal No. 1-Election of Directors," and for the ratification of accountants identified below under "Proposal No. 2-Appointment of Accountants." The persons named as proxies are either officers or directors of the Company.

         The presence, in person or by Proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular matter to be acted upon at the Annual Meeting, shall constitute a quorum for the purposes of consideration and action on such matter. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. The affirmative vote of a plurality of the votes cast is required for the election of directors. For all other proposals, the affirmative vote of the holders of a majority of shares of Common Stock voted, in person or by Proxy, at the Annual Meeting is required. If any other matter should be presented at the Annual Meeting upon which it is proper to take a vote, shares represented by all Proxies received will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

         This Proxy Statement and the accompanying materials were first sent to the stockholders on or about December 2, 1998.

                             ADDITIONAL INFORMATION

         The Company will furnish without charge to any stockholder, upon written or oral request, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, including any amendments thereto, and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Requests for such documents should be addressed to William A. Torzolini, Vice President, Finance and Chief Financial Officer, Orbit/FR, Inc., 506 Prudential Road, Horsham, Pennsylvania 19044, telephone number (215) 674-5100.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of December 1, 1998 certain information with regard to beneficial ownership (as determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent (5%) or more of the outstanding shares of the Company's Common Stock, (ii) each director and Named Executive Officer (as defined below) individually, and (iii) all executive officers and directors of the Company as a group:

                                                     TOTAL NUMBER OF SHARES                PERCENTAGE OF CLASS OF
NAME AND ADDRESS OF                                     OF COMMON STOCK                         COMMON STOCK
BENEFICIAL OWNER                                     BENEFICIALLY OWNED(1)                 BENEFICIALLY OWNED(1)
----------------                                     ---------------------                 ---------------------

Orbit-Alchut Technologies, Ltd.                             3,700,000                              60.9%
P.O.  Box 3171
Industrial Zone
Netanya 42131 Israel

Joseph Aviv(2)                                              3,700,000                              60.9%
c/o Orbit/FR, Inc.
506 Prudential Road
Horsham, PA 19044

Aryeh Trabelsi(3)                                            182,500                                3.0%
c/o Orbit/FR, Inc.
506 Prudential Road
Horsham, PA 19044

Zeev Stein(4)                                              3,700,000                               60.9%
c/o Orbit/FR, Inc.
506 Prudential Road
Horsham, PA 19044

David Ben-Bassat(5)                                         3,700,000                              60.9%
c/o Orbit-Alchut Technologies, Ltd
P.O.  Box 3171
Industrial Zone
Netanya 42131 Israel

Shimon Alon(6)                                                6,000                                  *
c/o Orbit/FR, Inc.
506 Prudential Road
Horsham, PA 19044

Irwin L. Gross                                                 --                                    *
c/o Orbit/FR, Inc.
506 Prudential Road
Horsham, PA 19044

John Aubin (7)                                                 --                                    *
Orbit/FR, Inc.
506 Prudential Road
Horsham, Pennsylvania  19044

                                                     TOTAL NUMBER OF SHARES                PERCENTAGE OF CLASS OF
NAME AND ADDRESS OF                                     OF COMMON STOCK                         COMMON STOCK
BENEFICIAL OWNER                                     BENEFICIALLY OWNED(1)                 BENEFICIALLY OWNED(1)
----------------                                     ---------------------                 ---------------------

David Farina (8)                                               --                                    *
Orbit/FR, Inc.
506 Prudential Road
Horsham, Pennsylvania  19044

All executive officers and directors                       3,888,500                               64.3%
as a group (11 persons) (9)

*  Less than 1% of the outstanding Common Stock.

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission (the "SEC"). Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this Proxy Statement. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Represents 3,700,000 shares held by Orbit-Alchut Technologies, Ltd. ("Alchut"). Mr. Aviv is a director and 42.27% beneficial stockholder of Alchut.

(3) Includes 171,000 shares of Common Stock issuable upon the exercise of an option granted to Mr. Trabelsi, which option became exercisable on March 1, 1998.

(4) Represents 3,700,000 shares held by Alchut. Mr. Stein is a director and 42.33% beneficial stockholder of Alchut.

(5) Represents 3,700,000 shares held by Alchut. Mr. Ben-Bassat is a director of Alchut. Does not include 20,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Ben-Bassat upon the completion of the Company's initial public offering on June 17, 1997, which options become exercisable in four cumulative annual installments commencing on June 17, 1999. Also does not include 10,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Ben-Bassat on November 25, 1998, which options become exercisable in four annual cumulative installments commencing on June 17, 1999.

(6) Represents 6,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Alon, which options became exercisable on July 2, 1998. Does not include 24,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Alon upon his appointment to the Board of Directors of the Company, which options are not exercisable within 60 days of the date of this Proxy Statement.

(7) Does not include 20,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Aubin on June 17, 1997, which options become exercisable in four cumulative annual installments commencing on June 17, 1999.

(8) Does not include 20,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Farina on June 17, 1997, which options become exercisable in four cumulative annual installments commencing on June 17, 1999.

(9) Includes the information contained in the notes above, as applicable. Does not include 20,000 shares of Common Stock issuable upon the exercise of options granted to certain other executive officers upon the completion of the Company's initial public offering on June 17, 1997, which options become exercisable in four cumulative annual installments commencing on June 17, 1999. Does not include 110,000 shares of Common Stock issuable upon the exercise of options granted to certain other executive officers on October 23, 1998, which options become exercisable in five cumulative annual installments commencing on October 23, 1999.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     Four (4) directors are to be elected at the Annual Meeting, each to serve until the next annual meeting and until his successor shall have been elected and qualified. Each of the nominees named below, except for Irwin L. Gross, is presently a member of the Board of Directors. In case any of the nominees should become unavailable for election, for any reason not presently known or contemplated, the persons named on the Proxy card will have discretionary authority to vote pursuant to the Proxy for a substitute.

     The following table sets forth the name, age and principal occupation of each director, including the nominees.

NAME                                    AGE             SINCE          PRINCIPAL OCCUPATION
----                                    ---             -----          --------------------
Zeev Stein                               45              1996          Chairman of the Board of Directors and Acting Chief
                                                                       Executive Officer of the Company
Joseph Aviv                              61              1996          Chairman of the Board of Directors, Alchut
Shimon Alon                              48              1997          Chief Executive Officer of Precise Software Ltd.
Irwin L. Gross                           55              n/a           Private and Investment Banking


      ZEEV STEIN has served as a director of the Company and its predecessor since March 1996 and began serving as Chairman of the Board of Directors in October 1998. Since July 1994, Mr. Stein has served as a Director of Alchut and since September 1996, Mr. Stein has also served as the Vice-President of Operations of Alchut. From 1991 to 1996, Mr. Stein was the General Manager of Stein Special Art, Ltd., located in Ra'anana, Israel. Mr. Stein is the son-in-law of Mr. Aviv.

      JOSEPH AVIV served as Chairman of the Board of Directors of the Company and its predecessor from March 1996 until October 1998 and continues to serve as a director. Mr. Aviv also has served as Chairman of the Board of Directors of Alchut since March 1996. Since 1994, Mr. Aviv has been the General Manager of Aviron Engineers Ltd., a holding company located in Ra'anana, Israel. From April 1992 to July 1994, Mr. Aviv was a member of the Board of Directors of Alchut. From 1985 to 1994, Mr. Aviv was the Chairman of the Board of Directors of Paz-Chen, Ltd. a publicly-traded jewelry company located in Tel-Aviv, Israel.

      SHIMON ALON was named a director in June 1997, and has served as President and Chief Executive Officer of Precise Software Ltd., a private company in Braintree, Massachusetts since October 1997, which provides tools that link the production support and application development processes. From 1982 to 1997, Mr. Alon served with Scitex Corporation Ltd. in Herzlia, Israel in various capacities, with his last position as President of Scitex America Corp. in Bedford, Massachusetts which sells and supports products used in graphic arts and digital printing.

      IRWIN L. GROSS founded (during 1998) and is the sole owner of Ocean Castle Investments, LLC, a financial services company specializing in private and investment banking. From 1984 through July 1998, Mr. Gross served as Chairman of the Board of Directors of ICC Technologies, a previously publicly traded technology company that he founded in 1984. From 1994 through 1997, Mr. Gross served as Chairman of the board of directors of EA Industries, Inc., a publicly traded company that manufactures electronic products and systems. Mr. Gross continues to serve as a consultant to EA Industries, Inc.'s board of directors.

      The Board of Directors met six times during the last fiscal year. There was no incumbent who, during the last full fiscal year, attended in person or by phone fewer than 75% of the meetings of the Board of Directors.

BOARD OF DIRECTORS

      The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors shall consist of not less than three nor more than thirteen members, the exact number to be fixed and determined from time to time by the Board. The Company's Board of Directors is presently composed of four directors.

COMMITTEES OF THE BOARD

      The Board of Directors established its Compensation Committee and Audit Committee in April 1997.

      The Compensation Committee of the Board of Directors, subject to the approval of the Board of Directors, determines the compensation of the Company's executive officers and oversees the administration of executive compensation programs. During 1997, the Compensation Committee was composed of Mr. Alon, Eric Haskell, a former director of the Company, and Mr. Stein. Mr. Alon and Mr. Haskell were independent, nonemployee directors. There was no member of the Compensation Committee who, during the last fiscal year attended in person or by phone fewer than 75% of the meetings of the Compensation Committee. The Compensation Committee presently is composed of Mr. Alon and Mr. Stein.

      The Audit Committee recommends outside accountants, reviews the results and scope of the annual audit, the services provided by the Company's independent auditors and the recommendations of the auditors with respect to the Company's accounting systems and controls. During 1997, the Audit Committee was composed of Mr. Alon, Mr. Haskell and David Ben-Bassat, all of which were independent, nonemployee directors. Representatives of the Company's independent auditing firm, Ernst & Young LLP, met with the Audit Committee during the first quarter of 1998 and reviewed their examination of the Company's financial statements for the year ended December 31, 1997. With the exception of Mr. Alon, there was no member of the Audit Committee who, during the last fiscal year, attended in person or by phone, fewer than 75% of the meetings of the Audit Committee. The Audit Committee presently is composed of Mr. Alon and Mr. Ben-Bassat.

COMPENSATION OF DIRECTORS

      With the exception of Mr. Aviv, directors of the Company currently do not receive any monetary compensation for service on the Board of Directors, although directors are reimbursed for necessary travel expenses incurred in attending meetings of the Board of Directors. Pursuant to an agreement between the Company and Mr. Aviv, during the year ended December 31, 1997, Mr. Aviv received fees of $84,000 for services rendered to the Company. The Board of Directors has, however, established that, effective upon the date of the Annual Meeting, each director who does not otherwise receive compensation as an officer or employee of the Company will receive $5,000 for each year of service on the Board of Directors.

      Under the Company's 1997 Equity Incentive Plan (the "Incentive Plan"), Mr. Ben-Bassat was granted an option to purchase 20,000 shares of Common Stock exercisable at $8 1/4, the price of the Company's Common Stock on the date of its initial public offering (the "Offering Price"). These options will vest annually in four equal increments beginning on June 17, 1999. Mr. Haskell and Mr. Alon also were granted options to purchase 30,000 shares of Common Stock at the Offering Price. These options vest in five equal increments beginning on June 17, 1998. On November 25, 1998, Mr. Stein and Mr. Aviv were granted options to purchase 30,000 shares of Common Stock each at an exercise price of $3 per share and Mr. Ben-Bassat was granted additional options to purchase 10,000 shares of Common Stock at the same exercise price. These options will vest annually in four increments beginning on June 17, 1999. Effective upon the date of the Annual Meeting, non-incumbent nominees to the Board of Directors who are approved by the stockholders of the Company will receive options to purchase 30,000 shares of Common Stock at an exercise price equal to the closing price of the Common Stock on the date such options are granted. These options will vest annually in five equal increments beginning 12 months from the date such options are granted.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ENTIRE SLATE
                          OF NOMINEES IN PROPOSAL NO. 1

               EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY


NAME                                     AGE                              POSITION
----                                     ---                              --------
Zeev Stein(1)                            45          Chairman of the Board of Directors and Acting Chief
                                                     Executive Officer
John Aubin                               44          Vice President, Measurement Systems
David Farina, Ph.D.                      37          Vice President, Research and Development
William A. Torzolini                     38          Vice President, Finance and Chief Financial Officer
Michael J. Hart, Sr.                     46          Executive Vice President
Thomas J. Burke                          37          Vice President, Sales
Sean Mallon                              31          Vice President, Marketing
Marcel Boumans                           40          Managing Director of Orbit/FR Europe GmbH
Moshe Pinkasy                            47          Chief Executive Officer, Orbit/FR Engineering, Ltd.
Gabriel Sanchez                          46          President, Advanced Electromagnetic, Inc.

(1) In accordance with the Company's bylaws, Mr. Stein, in his capacity as Chairman of the Board of Directors, has been serving as the Company's Chief Executive Officer since October 9, 1998 in light of the previous resignation of Mr. Trabelsi, the Company's former Chief Executive Officer.

      JOHN AUBIN has served as Vice President of Measurement Systems since October 1998 and has held various positions with the Company since 1996. From 1991 to 1996, Mr. Aubin was Vice-President in charge of the Antenna Measurement Business Area for Flam & Russell.

      DAVID FARINA, PH.D. has served as Vice President of Research and Development since October 1998 and has held various positions with the Company and its predecessor since August 1995. From 1994 to 1995, Mr. Farina was employed as a Department Manager for Flam & Russell, managing large engineering projects. From 1987 to 1994, Mr. Farina was Project Manager for Flam & Russell.

      WILLIAM A. TORZOLINI has served as Vice President of Finance and Chief Financial Officer for the Company since May of 1998. From 1990 to 1998 Mr. Torzolini served with Novacare, Inc., a national provider of rehabilitation healthcare services in various senior management roles including Vice President of Finance and Chief Financial Officer of Novacare's Outpatient Division.

      MICHAEL J. HART, SR. has served as the Executive Vice President since October 1998. Mr. Hart joined the Company in May 1998 as Division Manager of the EMC Division. From January 1995 through May 1998, Mr. Hart was the President of Quantum Change/EMC Systems, Inc., a privately held company specializing in software for the electromagnetic compatibility (EMC) marketplace. The significant assets of Quantum Change/EMC Systems, Inc. were purchased by the Company in May 1998. From January 1980 through November 1994, Mr. Hart was the President of Electro-Mechanics Company, a privately held manufacturer of EMC components.

      THOMAS J. BURKE has served as Vice President - Sales and Customer Service for the Company since September 1998. From 1996 through 1998, Mr. Burke was employed as the Director - Worldwide Sales and Customer Service for Robotic Vision Systems Incorporated. From 1993 through 1996, Mr. Burke served in various capacities Kulicke & Soffa Industries, Incorporated.

      SEAN MALLON has served as Vice President of Marketing since October 1998 and has held various positions with the Company and its predecessor since November 1996. From 1993 to 1996, Mr. Mallon was the President and Chief Executive Officer of RDI International, Inc., a company co-founded by Mr. Mallon, which designed, manufactured and marketed a line of TV/FM antennas and accessories.

      MARCEL BOUMANS has served as the Managing Director of Orbit/FR Europe GmbH, a wholly-owned subsidiary of the Company, since March 1997. From June 1995 to March 1997, Mr. Boumans was a Systems Design Engineer for Dornier Satelliten Systeme GmbH, the satellite systems subsidiary of Daimler-Benz Aerospace. From 1990 to 1995, Mr. Boumans was a Systems Design Engineer for Dornier GmbH, the communications and defense subsidiary of Daimler-Benz Aerospace.

      MOSHE PINKASY has served as the Chief Executive Officer of Orbit/FR Engineering, Ltd., a wholly-owned subsidiary of the Company, since January 1997. From February 1996 to December 1996, Mr. Pinkasy was Alchut's Manager of the Microwave Test and Measurement Business in Israel. From 1992 to 1996, Mr. Pinkasy served, in various capacities, as the Mechanical Engineering Department Manager for Alchut.

      GABRIEL SANCHEZ has served as President of Advanced Electromagnetic, Inc. since its establishment in March of 1980. Prior to that period, Mr. Sanchez worked for Plessy Microwave and Emerson and Cumming.

                             EXECUTIVE COMPENSATION

      The following Summary Compensation Table summarizes the compensation of the Chief Executive Officer and the other Named Executive Officers of the Company for 1997 (the "Named Executive Officers").



                           SUMMARY COMPENSATION TABLE

                                         Annual Compensation                   Long Term Compensation
                                         -------------------                   ----------------------
                                                                                           Awards               Payouts
                                                                                           ------               -------
                                                                 Other
                                                                 Annual       Restricted       Securities        LTIP     All other
Name and Principal                                               Compen-         Stock         Underlying      Payouts     Compen-
Position                    Year    Salary          Bonus        sation        Award(s)        Options(#)        ($)      sation(1)
--------                    ----    ------          -----        ------        --------        ----------       -----     ---------
Aryeh Trabelsi              1997      $154,216     $44,422          -              -           171,000(3)         -         $418
President and Chief         1996       108,876      15,000                                         -              -          440
Executive Officer(2)

John Aubin                  1997       $91,998     $18,082          -              -             20,000           -          508
Vice President,             1996        44,510(4)        -                         -               -              -           -
Measurement
Systems

David Farina, Ph.D.         1997       $86,008     $17,134          -              -             20,000           -          475
Vice President,             1996        84,286       3,347          -              -                                          -
Research and
Development


(1)   Represents life insurance premiums paid.

(2) Mr. Trabelsi resigned as President and Chief Executive Officer of the Company on September 3, 1998.

(3)   All options vested on March 1, 1998.

(4) Represents Mr. Aubin's compensation from the commencement of his employment with the Company on June 28, 1996 through December 31, 1996.

STOCK OPTION GRANTS

     Pursuant to the Incentive Plan, stock options for 211,000 shares of Common Stock were granted to the Named Executive Officers of the Company. The table below shows option grants in 1997 to the Named Executive Officers of the Company.


                     OPTIONS GRANTED IN THE LAST FISCAL YEAR

                                                           % of Total Options
                                Number of Securities           Granted to           Exercise
                                 Underlying Options        Employees in Fiscal        Price
Name                                  Granted                     Year              ($/share)          Expiration Date
----                                  -------                     ----              ---------          ---------------
Aryeh  Trabelsi                     171,000 (1)                   34.7%               $8 1/4(3)            6/17/07
John  Aubin                          20,000 (2)                   4.1%                $8 1/4(3)            6/17/07
David  Farina                        20,000 (2)                   4.1%                $8 1/4(3)            6/17/07



(1)   All options vested as of March 1, 1998.

(2) Options vest in equal annual installments over four years commencing on June 17, 1999.

(3) Effective October 23, 1998, the Company repriced all outstanding options to an exercise price of $3 per share. The closing price of the Company's Common Stock on October 23, 1998 was $1 9/16 per share.


                    AGGREGATED FISCAL YEAR-END OPTION VALUES

     The table below shows 1997 year-end amounts and value of shares of Common Stock underlying outstanding options. The Named Executive Officers did not exercise any stock options in 1997.

                                         Number of Securities Underlying           Value of Unexercised In-the-Money
                                             Unexercised Options at                            Options at
                                                December 31, 1997                         December 31, 1997(1)
                                                -----------------                         --------------------
Name                                    Exercisable          Unexercisable          Exercisable        Unexercisable
----                                    -----------          -------------          -----------        -------------
Aryeh Trabelsi                               -                  171,000                  -                    $1,346,625
John Aubin                                   -                  20,000                   -                       157,500
David Farina                                 -                  20,000                   -                       157,500

(1) Based on the closing price on the Nasdaq National Market of $16 1/8 on the Nasdaq National Market on December 31, 1997.

     With the exception of Mr. Trabelsi, all of the options granted to the Named Executive Officers first become exercisable on June 17, 1999, and, therefore, are unexercisable at December 31, 1997. All options were granted at an exercise price equal to the Company's initial offering price of $8 1/4 and were repriced by the Company effective October 23, 1998 to an exercise price of $3 per share.

EMPLOYMENT AGREEMENTS

     Effective February 15, 1997, the Company entered into an employment agreement with Aryeh Trabelsi, to hold the positions of President and Chief Executive Officer of the Company, for an initial term of two years and thereafter terminable by either the Company or Mr. Trabelsi on 90 days notice. Pursuant to the terms of Mr. Trabelsi's employment agreement and during its effective period, Mr. Trabelsi was entitled to receive (i) an annual base salary of $154,216 or such higher amount as the Company's Board of Directors may determine from time to time, (ii) an annual cash bonus based on the Company's net income before taxes, excluding any gains from the sale of securities, and
(iii) an annual cash bonus based on the Company's achievement of specific levels of net income before taxes excluding capital gains.

     Mr. Trabelsi was granted a stock option to purchase up to 171,000 shares of Common Stock at a per share exercise price equal to the Offering Price to vest in four equal annual installments beginning on June 17, 1999. On March 17, 1998, the Company's Board of Directors approved the immediate and full vesting of his stock option to purchase 171,000 shares of Common Stock.

     Mr. Trabelsi's employment agreement may be terminated by the Company for cause, which is defined as the material breach of the employment agreement by Mr. Trabelsi or if Mr. Trabelsi commits a material act of dishonesty or a material breach of trust or a fiduciary obligation with respect to the Company. The employment agreement may be terminated by Mr. Trabelsi for good reason ("good reason"), which includes, among other things, a material breach of the employment agreement by the Company, the demotion or removal of Mr. Trabelsi, a material diminishment of Mr. Trabelsi's responsibilities, a reduction in base salary, the relocation of Mr. Trabelsi's primary place of employment by more than 100 miles (other than a relocation to Israel after December 1998) without his consent or any failure of the Company to obtain the assumption of the agreement by any successor or assign of the Company.

     Under the employment agreement, Mr. Trabelsi is subject to certain non-disclosure, non-solicitation and non-competitive covenants. The employment agreement provides that during the period of non-competition and non-solicitation, Mr. Trabelsi will receive his base salary reduced by up to one-half of any salary received by Mr. Trabelsi from another employer during the period of non-competition or non-solicitation.

     On September 3, 1998, 90 days prior to the effective date thereof, Mr. Trabelsi delivered to the Company written notice of the termination of his employment agreement for good reason. Mr. Trabelsi remained on the Board of Directors of the Company to assist the Company's management in its search for a new Chief Executive Officer until his resignation therefrom on November 3, 1998. Although Mr. Trabelsi stepped down from the positions of Chief Executive Officer and President, Mr. Trabelsi continued as an employee of the Company until the effective date of the termination of his employment agreement on December 3, 1998.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS BETWEEN ALCHUT AND ENGINEERING

     Orbit/FR Engineering, Ltd. ("Engineering"), the Company's wholly-owned Israeli subsidiary, and Alchut have an agreement, whereby Engineering purchases from Alchut electrical and mechanical production services. Engineering pays Alchut for these services based upon a rate of cost plus 5%, totaling approximately $1,677,000 for the year ended December 31, 1997. In addition, Alchut provided other administrative services, including but not limited to, bookkeeping, computer, legal, accounting, cost management, information systems, and production support, which amounted to $360,000 in 1997.
These agreements are evaluated on an annual basis.

AGREEMENT WITH DIRECTOR

     Pursuant to an agreement entered into between the Company and Joseph Aviv, former Chairman of the Board of Directors, during the year ended December 31, 1997, the Company paid $84,000 to Mr. Aviv for consulting services rendered by him to the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of change of ownership with the SEC. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to it, the Company believes that, during the preceding year, the executive officers and directors and persons who own more than ten percent (10%) of the Company's Common Stock then subject to Section 16(a) complied with all
Section 16(a) filing requirements.


                   PROPOSAL NO. 2 - APPOINTMENT OF ACCOUNTANTS

     Subject to stockholder ratification, the Board of Directors intends to appoint the firm of Ernst & Young LLP which served as the Company's independent auditors for the last fiscal year, as its independent auditors for the year ending December 31, 1998.

     One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, who will have the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2


                  STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     The Company intends to mail next year's proxy statement to its stockholder on or about May 1, 1999. Any stockholder proposal intended to be presented at the Company's 1999 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Company at its office in Horsham, Pennsylvania on or before January 31, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting.

     On May 21, 1998 the SEC adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal which the stockholder has not sought to include in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

     With respect to the Company's 1999 annual meeting of stockholders, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement under Rule 14a-8, by March 16, 1999, the management proxies will be allowed to use their discretionary authority as outlined above.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting, other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Annual Meeting. If any other matters come before the Annual Meeting, the persons named in the enclosed Proxy will vote the Proxy with respect thereto, in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

EXPENSES OF SOLICITATION

     The cost of preparing, assembling, mailing and soliciting the Proxies will be borne by the Company. In addition to the use of the mails, Proxies may be solicited by regular employees of the Company, either personally or by telephone. The Company does not expect to pay any compensation for the solicitation of Proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining Proxies from such owners.

     All properly executed Proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by Proxy in regard to the election of directors to serve until the next annual meeting of stockholders, stockholders may vote in favor of all nominees or withhold votes as to all nominees or withhold votes as to specific nominees. With respect to other items to be voted upon, stockholders may vote in favor of the item or against the item or may abstain from voting. Stockholders should specify their choices on the enclosed Proxy. If no specific instructions are given with respect to the matters to be acted upon, and the Proxy is returned properly executed, then the shares represented by the Proxy will be voted FOR the election of all directors, and FOR the proposal to ratify the appointment of the independent accountants.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.

                                                         ORBIT/FR, INC.



                                                         /s/ Irene Honeycutt
                                                         --------------------
                                                         Irene Honeycutt
                                                         Secretary

                                 ORBIT/FR, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned, revoking all previous proxies, hereby appoints Zeev Stein and Shimon Alon, or any of them acting individually, as the proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the Annual Meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Company to be held at 10:00 A.M., eastern standard time, December 15, 1998 at the Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, and at any adjournment or postponement thereof.

1.    ELECTION OF DIRECTORS:

      [ ]FOR all nominees listed below       [ ]WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:       For a term expiring at the next Annual Meeting of Stockholders:
                Zeev Stein, Joseph Aviv, Shimon Alon and Irwin L. Gross

(INSTRUCTION:   To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below.)

-----------------------------------------------------------------------------------------------------------

2.    RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR
      ENDING DECEMBER 31, 1998:

      [ ]  FOR                  [ ]  AGAINST               [ ]  ABSTAIN

              (Please date and sign your Proxy on the reverse side and return it promptly)


           This Proxy is solicited on behalf of the Board of Directors. Unless otherwise specified, the shares will be voted "FOR" the election of all nominees for director listed on the reverse side hereof and "FOR" ratification of appointment of Ernst & Young LLP as the Company's independent auditors. This Proxy also delegates discretionary authority with respect to any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof.

           The undersigned hereby acknowledges receipt of the notice of Annual Meeting and Proxy Statement.


                              Date:____________________________________, 1998

                              -----------------------------------------------
                                         Signature of Stockholder

                              -----------------------------------------------
                                         Signature of Stockholder

                              NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING
                              AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.